CENTERPOINT ENERGY Investor Update September 4-5, 2018 Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our intentions with respect to our pending acquisition of Vectren Corporation (“Vectren”) (the “Merger”) (including potential strategic opportunities, rate base growth and expectations (slide 9), operating income, equity earnings, growth and capabilities of the combined company and the anticipated transaction and financing timeline), our anticipated sources of funds and uses under the Merger financing plan, anticipated credit ratings, outlooks and other metrics (including adjusted funds from operations to debt), our potential restructuring of CERC Corp. related to our ownership interest in Enable Midstream Partners, LP (slide 13), among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Risks Related to the Merger Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that CenterPoint Energy or Vectren may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (3) the risk that a condition to the closing of the proposed transactions or the committed financing may not be satisfied, (4) the failure to obtain, or to obtain on favorable terms, any equity, debt or other financing necessary to complete or permanently finance the proposed transactions and the costs of such financing, (5) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (6) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (7) the timing to consummate the proposed transactions, (8) the costs incurred to consummate the proposed transactions, (9) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (10) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the merger, (11) the credit ratings of the companies following the proposed transactions, (12) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers and (13) the diversion of management time and attention on the proposed transactions. The foregoing list of factors is not all inclusive because it is not possible to predict all factors. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and Internal Revenue Service decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the fiscal year ended December 31, 2017 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings,” CenterPoint Energy’s Form 10-Q for the quarter ended March 31, 2018 under “Risk Factors” and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.

Additional Information Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of net income and diluted earnings per share, the Company also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. A reconciliation of net income and diluted earnings per share to the basis used in providing 2018 guidance is provided in this presentation on slide 18. The Company is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable. Management evaluates the Company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes the adjustments made in these non-GAAP financial measures exclude or include items, as applicable, to most accurately reflect the Company’s business performance. These excluded or included items, as applicable, are reflected in the reconciliation table on slide 18. The Company’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2018 Earnings Per Share Guidance Assumptions CenterPoint Energy’s earnings per share guidance is inclusive of Enable’s net income guidance of $375–$445 million as stated during Enable’s Q2 2018 earnings call on August 2, 2018. The guidance range also assumes ownership of 54% of the common units representing limited partner interests in Enable and includes the amortization of CenterPoint Energy’s basis differential in Enable and effective tax rates. CenterPoint Energy does not include other potential Enable impacts on guidance, such as any changes in accounting standards or unusual items. Further, the guidance range considers utility operations performance to date and certain significant variables that may impact earnings, such as weather, throughput, commodity prices, effective tax rates, financing activities (other than those to fund the pending merger with Vectren), and regulatory and judicial proceedings to include regulatory action as a result of recent tax reform legislation. In providing this guidance, CenterPoint Energy uses a non-GAAP financial measure of adjusted diluted earnings per share that does not consider other potential impacts, such as changes in accounting standards or unusual items, earnings or losses from the change in the value of the ZENS securities and the related stocks or the timing effects of mark-to-market accounting in the company’s energy services business. Additional Information and Where to Find It Certain information in this presentation has been provided to us by Vectren, but we have not independently verified the accuracy of this information. Investors are able to obtain free copies of the documents filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website. Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

CenterPoint Energy Vision and Strategy Our Vision: Lead the nation in delivering energy, service and value Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Deliver new products and services

CenterPoint Energy Operations

Regulated Electric and Natural Gas Utility Serving more than 5.9 Million Customers

CenterPoint Energy



WA
OR
ID
MT
ND
SD
WY
NE
NV
UT
CO
CA
KS
AZ
NM
OK
TX
MN
WI
IA
MO
AR
LA
MS
IL
IN
MI
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE

- Electric Transmission & Distribution and Natural Gas Distribution
- Natural Gas Distribution
- CenterPoint Energy Services
- Not active

Electric Transmission & Distribution:

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas in 2017
- 18th largest U.S. investor-owned electric utility by customer base (1)
- 88,636 GWh delivered in 2017

Natural Gas Distribution:

- Rate-regulated gas distribution jurisdictions in six states with ~3.5 million customers in 2017
- 6th largest U.S. gas distribution company by customer base (2)
- Delivered 412 BCF of natural gas in 2017

Energy Services:

- Non-utility competitive natural gas supply and related energy services serving ~31,000 commercial and industrial customers across 33 states in 2017
- Marketed 1,200 BCF of natural gas in 2017

(1) As of Dec. 31, 2017 per EEI
(2) As of Dec. 31, 2016 per AGA

5

CenterPoint Energy – Vectren Merger
Details and Timeline

CenterPoint Energy

- CenterPoint Energy and Vectren: $27 billion total enterprise value[(1)]
  - Cash consideration of $72 per share, plus assumed debt
    - Approximately 83.1 million Vectren shares outstanding
    - Anticipated December 31, 2018 Vectren debt to be $2.5 billion
- Nearly $29 billion in combined assets and more than 7 million total customers at year-end 2017



Early Termination of HSR Waiting Period
FCC Approvals
VVC Shareholder Vote Approved Aug 28th
IURC Hearing (Oct 17th)
Anticipated Q1 2019 Close
Jul
Aug
Sep
Oct
Nov
Dec
2019

- Informational filings have been made in both Indiana and Ohio
- Submitted the FERC filing in June; no objections were filed prior to the deadline

FCC – Federal Communications Commission; HSR – Hart Scott Rodino; IURC – Indiana Utility Regulatory Commission; FERC – Federal Energy Regulatory Commission
[(1)] As of August 28, 2018; comprised of CenterPoint Energy, Inc. market value + CenterPoint Energy, Inc. and Subsidiaries debt outstanding + Assumed permanent financing + Assumed Vectren debt

6

Post-Merger CenterPoint Energy at a Glance[1]
7+ Million Customers

CenterPoint Energy


MN
SD
WI
MI
IA
NE
IN
OH
IL
KS
MO
KY
AR
TN
OK
MS
AL
TX
LA
CNP Natural Gas Distribution
CNP Gas & Electric Distribution
VVC Natural Gas Distribution
VVC Gas & Electric Distribution
Regulated Generation
Corporate HQ
Natural Gas Utilities & Indiana Electric HQ

Electric Utility Services

- Electric transmission and distribution operations with ~2.4 million metered customers across ~5,000 sq. miles in and around Houston, Texas
- Electric generation, transmission, and distribution to ~145,000 metered customers in southwestern Indiana

Gas Utility Services

- Regulated gas distribution jurisdictions in eight states with ~4.5 million customers

Non Rate-Regulated Businesses

- CenterPoint Energy Services (CES) serves ~31,000[2] commercial and industrial customers across 33 states
- Vectren's Infrastructure Services division is a major U.S. provider of underground construction and repair services to Local Distribution Companies (LDC)
- Vectren's Energy Services division provides energy performance contracting and sustainable infrastructure, such as renewables, distributed generation, and combined heat and power projects

(1) Operational data based on information as of December 31, 2017
(2) Does not include approximately 72,000 natural gas customers as of December 31, 2017 that are under residential and small commercial choice programs invoiced by their host utility

7

CenterPoint Energy – Vectren Strategic Rationale Growth More rate-regulated investment More customers for existing products and services Additional products and services for existing customers Complementary Capabilities Combining CenterPoint Energy’s and Vectren’s utilities positions the Company as a customer-centric, technology-focused, energy delivery company of the future Reduces Business Risk(1) Increases scale, geographic and business diversity in attractive jurisdictions and economies Creates opportunities for operating efficiencies and potentially lower cost of capital Increases percentage of utility earnings and provides enhanced certainty of consolidated earnings and cash flows (1) As determined by the rating agencies

Combined Company Rate Base Growth



Projected Year-End Rate Base (1)(2)
Rate Base Growth: 7.6% CAGR 2017 - 2022
$20,000
$16,000
$12,000
$8,000
$4,000
$-
$ Millions
$12,140
$3,950
$8,190
2017E
$13,351
$4,300
$9,051
2018E
$14,426
$4,625
$9,801
2019E
$15,480
$4,850
$10,630
2020E
$16,597
$5,125
$11,472
2021E
$17,541
$5,425
$12,116
2022E
CenterPoint
Vectren

Note: CenterPoint rate base numbers are based upon the capital plan included in the 2017 Form 10-K; Vectren rate base numbers as provided on slide 15 of Vectren's Q2 2018 Financial Review published on August 2, 2018

(1) The projected year-end rate base is subject to change depending on actual capital investment and deferred taxes, the time frame over which excess deferred taxes are returned to customers, and the actual rate base authorized

(2) Projected year-end rate base is the total rate base for the year and not just the amount that has been reflected in rates

9

CenterPoint Energy – Vectren Combined Business Profile Combined 2017 Operating Income and Equity Earnings(1) 5% (Other) Post-merger Increased percentage of utility earnings provides greater confidence in long-term earnings Vectren infrastructure services (part of Vectren “Other”) driven primarily by infrastructure enhancement projects across the LDC market Midstream relative contribution has decreased (1) Excludes transition and system restoration bonds and mark-to-market at CenterPoint Energy Services Combined Company:

CenterPoint Energy Anticipated Sources and Uses[1]

CenterPoint Energy

($ in millions)

Sources of Funds		Uses of Funds	
Assumption of Vectren debt[2]	$2,500	Assumption of Vectren debt[2]	$2,500
Perpetual Preferred[3]	$800	Acquisition of Vectren common shares outstanding	$5,982
Other equity and equity-content securities[4]	$2,100		
Debt[5] and cash on hand	$3,082		
Total sources of funds	$8,482	Total uses of funds	$8,482

[1] Excludes fees and expenses, including underwriting discounts, commitment fees, legal, accounting and other fees and expenses associated with the completion of the Vectren Merger and the financing transactions
[2] It is anticipated that Vectren and its subsidiaries will have approximately $2.5 billion of outstanding short-term and long-term debt as of December 31, 2018
[3] On August 22, 2018, CenterPoint closed the public offering of 800,000 shares of its Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (Series A Perpetual Preferred Stock), at a price to the public of $1,000 per share.
[4] CenterPoint Energy intends to raise approximately $2.1 billion from the issuance of a combination of common stock and mandatory convertible equity securities based on the then current market conditions
[5] CenterPoint Energy intends to issue a combination of debt securities and commercial paper

11

CenterPoint Energy has Demonstrated Commitment to Solid Investment Grade Credit

CenterPoint Energy

CenterPoint Energy remains committed to solid investment grade credit quality, targeting BBB or better credit ratings for publicly rated debt securities at the close of the pending merger with Vectren

- Financing plan sized to achieve anticipated consolidated adjusted FFO/total debt of 15% or better by 2020 as determined by the rating agencies' methodology
- Reduced business risk profile as determined by the rating agencies

Current Ratings and Outlook

Company/Instrument	Moody's Rating	Moody's Outlook (1)	S&P Rating	S&P CreditWatch (2)	Fitch Rating	Fitch Outlook (3)
CenterPoint Energy Senior Unsecured Debt	Baa1	Negative	BBB+	Negative	BBB	Stable
Houston Electric Senior Secured Debt	A1	Stable	A	Negative	A+	Stable
CERC Corp. Senior Unsecured Debt	Baa2	Stable	A-	Negative	BBB	Positive

(1) A Moody's rating outlook is an opinion regarding the likely direction of an issuer's rating over the medium term
(2) An S&P credit watch assesses the potential direction of a short-term or long-term credit rating
(3) A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period

12

CERC Reorganization Activities Internal Spin of Midstream Investment out of CERC Objectives Move CERC toward a pure natural gas LDC company; providing better visibility of earnings and simplifying structure CNP Midstream expected to incur debt in connection with the spin CERC’s pro-forma capital CNP Inc. CERC(1) CNP Midstream Spin of Enable Interest structure would reflect the weighted average capital structure used in rates for its utilities, approximately 52% / 48% equity/debt Completion prior to year end 2018 (1) Forecasted year end 2018 rate base of $3.3 billion; $2.2 billion of long term debt as of June 30, 2018

Summary CenterPoint Energy’s pending merger with Vectren advances its vision to lead the nation in delivering energy, service and value Expect higher percentage of regulated utility earnings with 7.6% compound annual rate base growth assuming current capital plans Increased geographic and business-line diversity reduces business risk as determined by the rating agencies CNP Midstream internal spin expected to provide greater clarity of earnings and reduce CERC risk

Appendix

(1) Excluding $34 million of pre-tax costs ($27 million of operating income and $7 million of interest) associated with the pending merger with Vectren; Utility Operations EPS includes all earnings except those related to Midstream Investments (Utility Operations EPS includes the Enable Series A Preferred Units) (2) Includes Utility Operations improvement of $0.16 in Q1 2018 vs Q1 2017 and $0.00 in Q2 2018 vs Q2 2017 (3) Uses a limited partner interest (excluding Series A Preferred Units) ownership percentage of 54.1% for Q2 2017 and 54.0% for Q2 2018 (4) Midstream Investments components including the decreased tax rate associated with TCJA Note: Refer to slide 18 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures Consolidated Adjusted Diluted EPS Drivers Six Months Ended June 30, 2017 vs June 30, 2018 (Guidance Basis)(1) Utility Operations Midstream Investments $0.66 $0.85 Midstream Investments Utility Operations (1) (3) (4) Midstream Investments Impact (4) (2) (1) (1)

Combined 2020 EPS Potential (in millions, except per share amounts) 2020 CenterPoint Net Income Forecast (High-end of $1.50 - $1.60 2018 guidance basis EPS range assuming 5 - 7% growth in 2019 and 2020)(1) $764 - $794 Vectren Net Income Forecast (Midpoint of $2.80 - $2.90 2018 guidance basis EPS range assuming 6 - 8% growth in 2019 and 2020)(2) $266 - $276 Combined Net Income Forecast $1,030 - $1,070 Potential Commercial Opportunities + Cost Savings, After-tax ($50 - $100 million, pre-tax)(3) $39 - $78 Potential Additional Interest Expense, After-tax ($3.5 billion at 4%) ($109) Potential Net Income Total $960 - $1,039 Potential Share Count* (434 million plus 90 - 110 million new common including if converted shares) 524 - 544 Potential Combined Earnings Per Share $1.76 - $1.98 *Potential share count Includes the entirety of the anticipated equity financing for the acquisition of Vectren stock. The equity financing may include mandatory convertible equity securities or other high-equity content securities in addition to common stock. CenterPoint does not intend to sell Enable common units as a source of financing for the Vectren acquisition Also includes modest equity requirements post merger for rate base investment. As previously stated, sales of Enable common units could be a source of funds for these equity requirements (1) On a guidance basis and excluding certain one-time costs associated with the Vectren merger in 2018 and 2019 (2) As provided in Vectren’s first quarter 2018 earnings materials on May 2, 2018 (3) Cost savings include both regulated and unregulated cost savings. In years beyond 2020, we anticipate additional commercial opportunities

Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance